SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2017

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-17272 (Commission File Number)	41-1427402 (I.R.S. Employer Identification No.)

614 McKinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (612) 379-8854

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 35,782,997 shares represented personally or by proxy, which represents approximately 96% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at ten:

For	Against	Abstain	Broker Non-Vote
33,943,200	161,735	39,722	1,638,290

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Charles R. Kummeth	33,826,769	294,961	22,977	1,638,290
Robert V. Baumgartner	33,727,937	391,840	24,930	1,638,290
Randolph C. Steer, M.D., Ph.D.	32,878,733	1,241,597	24,377	1,638,290
Charles A. Dinarello, M.D.	14,835,527	19,284,504	24,676	1,638,290
Karen A. Holbrook, Ph.D.	33,178,208	944,284	22,215	1,638,290
John L. Higgins	32,929,670	1,190,446	24,591	1,638,290
Roeland Nusse, Ph.D.	33,813,075	306,899	24,733	1,638,290
Harold J. Wiens	33,194,386	925,529	24,792	1,638,290
Joseph D. Keegan, Ph.D.	33,868,071	251,837	24,799	1,638,290
Alpna Seth, Ph.D.	33,869,105	249,757	25,845	1,638,290

With the exception of Dr. Dinarello, who will offer to tender his resignation for consideration under the process described in the Company’s Principles of Corporate Governance, each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
19,312,038	14,686,971	145,698	1,638,290

Proposal No. 4 – The shareholders adopted a non-binding resolution approving “one year” for the frequency of the Company’s advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain
33,763,492	11,663	209,174	160,378

Proposal No. 5 – The shareholders approved the Company’s Second Amended and Restated 2010 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
31,648,433	2,399,958	96,316	1,638,290

Proposal No. 6 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

For	Against	Abstain	Broker Non-Vote
35,263,729	427,948	91,320	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amended and Restated 2010 Equity Incentive Plan.

10.2	Form of Director NonQualified Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.3	Form of Employee NonQualified Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.4	Form of Incentive Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.5	Form of Performance Unit Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.6	Form of Restricted Stock Award Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.7	Form of Restricted Stock Unit Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2017

BIO-TECHNE CORPORATION

/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary

Exhibit No.	Description

10.1	Second Amended and Restated 2010 Equity Incentive Plan.

10.2	Form of Director NonQualified Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.3	Form of Employee NonQualified Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.4	Form of Incentive Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.5	Form of Performance Unit Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.6	Form of Restricted Stock Award Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.7	Form of Restricted Stock Unit Agreement for Second Amended and Restated 2010 Equity Incentive Plan.